UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 15, 2016
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                On July 19, 2016, Anworth Mortgage Asset Corporation (the “Company”) announced that Mr. Joseph Lloyd McAdams (“Mr. Lloyd McAdams”), the Company’s Chairman of the Board, Chief Executive Officer and President, was stepping down from his role as President of the Company effective July 15, 2016.  However, Mr. Lloyd McAdams will continue to serve as the Chairman of the Board and Chief Executive Officer of the Company.

(c)                The Company also announced that the independent members of the board of directors of the Company has appointed Mr. Joseph E. McAdams as the Company’s new President, to succeed Mr. Lloyd McAdams, effective July 15, 2016.  Joseph E. McAdams, age 47, has been a director of the Company since June 2002 and is also a member of Anworth Management, LLC, the Company’s external Manager (our “Manager”). Mr. McAdams was also an Executive Vice President of the Company from June 2002 to December 2011 and Chief Investment Officer of the Company from January 2003 to December 2011, and he currently holds those positions with our Manager since January 2012. Mr. McAdams is also an Executive Vice President and the Chief Investment Officer of PIA Farmland, Inc. Mr. McAdams joined the Company as a Vice President in June 1998. Mr. McAdams joined PIA in 1998 and holds the position of Senior Vice President with a specialty in mortgage-backed securities. Prior to joining PIA, from 1993 to 1998, Mr. McAdams was employed by Donaldson, Lufkin & Jenrette Securities Corp. in New York as a mortgage-backed security trader and research analyst. Mr. McAdams holds a Master of Arts degree in Economics from the University of Chicago and a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania. Mr. McAdams is also a Chartered Financial Analyst charterholder.

A copy of the press release announcing the appointment of Mr. Joseph E. McAdams as the Company’s new President is filed as Exhibit 99.1 to this Current Report on Form 8-K.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the Press Release as well as in the Company’s other documents filed with the United States Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1

Press Release dated July 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	July 19, 2016	By:	/s/ Lloyd McAdams
Lloyd McAdams
Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press Release dated July 19, 2016.